US-DOCS\167354609.5 EXECUTION COPY $2,000,000,000 364-DAY CREDIT AGREEMENT dated as of February 10, 2026 among EMERSON ELECTRIC CO., THE SUBSIDIARY BORROWERS PARTY HERETO, THE LENDERS PARTY HERETO, JPMORGAN CHASE BANK, N.A., as the Agent, and BANK OF AMERICA, N.A., CITIBANK, N.A. and GOLDMAN SACHS BANK USA, as the Syndication Agents JPMORGAN CHASE BANK, N.A., BofA SECURITIES, INC., CITIBANK, N.A. and GOLDMAN SACHS BANK USA, as Joint Lead Arrangers and Joint Bookrunners

i TABLE OF CONTENTS Page Article 1. DEFINITIONS.................................................................................................................1 Section 1.01 Definitions....................................................................................................1 Section 1.02 Accounting Terms and Determinations .....................................................22 Section 1.03 Types of Advances .....................................................................................22 Section 1.04 Interest Rates; Benchmark Notification .....................................................22 Section 1.05 Divisions ....................................................................................................23 Article 2. THE CREDITS ..............................................................................................................23 Section 2.01 The Facility ................................................................................................23 Section 2.02 Ratable Advances.......................................................................................24 Section 2.03 [Reserved]. .................................................................................................26 Section 2.04 [Reserved] ..................................................................................................26 Section 2.05 [Reserved] ..................................................................................................26 Section 2.06 Facility Fee; Reductions in Aggregate Commitment.................................26 Section 2.07 Minimum Amount of Each Advance .........................................................27 Section 2.08 Principal Payments.....................................................................................27 Section 2.09 Interest........................................................................................................27 Section 2.10 Rates Applicable After Default ..................................................................28 Section 2.11 Method of Payment ....................................................................................28 Section 2.12 [Reserved] ..................................................................................................28 Section 2.13 Noteless Agreement; Evidence of Indebtedness ........................................28 Section 2.14 [Reserved] ..................................................................................................29 Section 2.15 Interest Payment Dates; Interest and Fee Basis .........................................29 Section 2.16 Notification of Advances, Interest Rates, Prepayments and Commitment Reductions ...........................................................................30 Section 2.17 [Reserved] ..................................................................................................30 Section 2.18 Non-Receipt of Funds by the Agent ..........................................................30 Section 2.19 [Reserved] ..................................................................................................30 Section 2.20 Term-Out Option .......................................................................................30 Section 2.21 Judgment Currency ....................................................................................31 Section 2.22 Break Funding Payments ...........................................................................31 Section 2.23 Defaulting Lenders.....................................................................................32 Section 2.24 Designation of Subsidiary Borrowers ........................................................32 Article 3. CONDITIONS ...............................................................................................................33 Section 3.01 Effectiveness ..............................................................................................33 Section 3.02 Each Credit Extension................................................................................34 Section 3.03 Designation of a Subsidiary Borrower .......................................................35 Article 4. REPRESENTATIONS AND WARRANTIES .............................................................35

Section 4.01	Corporate Existence and Power	35
Section 4.02	Corporate and Governmental Authorization; No Contravention	35
Section 4.03	Binding Effect	36
Section 4.04	Financial Information	36
Section 4.05	Litigation	36
Section 4.06	Compliance with ERISA	36
Section 4.07	Environmental Matters	37
Section 4.08	Taxes	37
Section 4.09	Subsidiaries	37
Section 4.10	Regulatory Restrictions on Advance	37
Section 4.11	Full Disclosure	37
Section 4.12	Sanctions and Anti-Corruption Laws	37
Section 4.13	Affected Financial Institutions	38

Article 5. COVENANTS 38

Section 5.01	Information	38
Section 5.02	Payment of Obligations	39
Section 5.03	Maintenance of Property; Insurance	39
Section 5.04	Maintenance of Existence	40
Section 5.05	Compliance with Laws	40
Section 5.06	Mergers and Sales of Assets	40
Section 5.07	Use of Proceeds	40
Section 5.08	Negative Pledge	40
Section 5.09	Sanctions	41

Article 6. DEFAULTS 41

Section 6.01	Events of Default	41
Section 6.02	Notice of Default	43
Section 6.03	Acceleration	43

Article 7. THE AGENT 44

Section 7.01	Appointment and Authorization	44
Section 7.02	Agent and Affiliates	44
Section 7.03	Action by Agent	44
Section 7.04	Consultation with Experts; Reliance	44
Section 7.05	Liability of Agent	44
Section 7.06	Indemnification	45
Section 7.07	Sub-Agents and Affiliates	46
Section 7.08	Acknowledgments of Lenders	46
Section 7.09	Successor Agent	49
Section 7.10	Agent's Fees	49
Section 7.11	Arranger; Bookrunner; Syndication Agent; Documentation Agent; Senior Managing Agent	49
Section 7.12	Certain ERISA Matters	49

ii

iii Section 7.13 Borrower Communications ........................................................................51 Article 8. CHANGE IN CIRCUMSTANCES ...............................................................................52 Section 8.01 Alternate Rate of Interest ...........................................................................52 Section 8.02 [Reserved] ..................................................................................................54 Section 8.03 Increased Costs ..........................................................................................54 Section 8.04 Taxes ..........................................................................................................55 Section 8.05 Base Rate Loans Substituted for Affected Loans ......................................59 Section 8.06 Mitigation of Obligations ...........................................................................59 Article 9. MISCELLANEOUS ......................................................................................................60 Section 9.01 Notices; Electronic Communications ........................................................60 Section 9.02 No Waivers ................................................................................................61 Section 9.03 Expenses; Indemnification .........................................................................61 Section 9.04 Sharing of Set-Offs ....................................................................................63 Section 9.05 Amendments and Waivers .........................................................................63 Section 9.06 Successors and Assigns..............................................................................64 Section 9.07 Designated Lenders ....................................................................................66 Section 9.08 Collateral ....................................................................................................67 Section 9.09 Confidentiality ...........................................................................................67 Section 9.10 USA PATRIOT ACT .................................................................................68 Section 9.11 Governing Law; Submission to Jurisdiction ..............................................68 Section 9.12 Waiver of Jury Trial ...................................................................................68 Section 9.13 Counterparts; Integration; Effectiveness; Electronic Execution ................69 Section 9.14 No Fiduciary Duty .....................................................................................70 Section 9.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions..................................................................................................71 Section 9.16 Service of Process ......................................................................................71 Section 9.17 Acknowledgement Regarding Any Supported QFCs ................................72 Section 9.18 Interest Rate Limitation .............................................................................73 Article 10. COMPANY GUARANTEE ........................................................................................73

iv SCHEDULES: Pricing Schedule Schedule 1.1(a) Commitments EXHIBITS: EXHIBIT A Ratable Note EXHIBIT B Opinion of Special Counsel for the Company EXHIBIT C Assignment and Assumption Agreement EXHIBIT D Designation Agreement EXHIBIT E-1 U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT E-2 U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes EXHIBIT E-3 U.S. Tax Compliance Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT E-4 U.S. Tax Compliance Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes EXHIBIT F-1 Borrowing Subsidiary Agreement EXHIBIT F-2 Borrowing Subsidiary Termination

364-DAY CREDIT AGREEMENT THIS 364-DAY CREDIT AGREEMENT, dated as of February 10, 2026, is by and among EMERSON ELECTRIC CO., the SUBSIDIARY BORROWERS from time to time party hereto, the LENDERS and JPMORGAN CHASE BANK, N.A., as Agent. The parties hereto agree as follows: RECITALS: A. The Borrowers have requested the Lenders to make financial accommodations to them in the aggregate principal amount of $2,000,000,000; and B. The Lenders are willing to extend such financial accommodations on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows: ARTICLE 1. DEFINITIONS Section 1.01 Definitions. The following terms, as used herein, have the following meanings: “Adjusted Daily Simple RFR” means, with respect to any RFR Advance, an interest rate per annum equal to the Daily Simple RFR; provided that, if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, with respect to any Term Benchmark Advance for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that, if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Company) duly completed by such Lender. “Advance” means a Ratable Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Agent” means JPMCB in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity. “Agent-Related Person” has the meaning assigned to such term in Section 7.06.

2 “Aggregate Commitment” means, at any time, the aggregate amount of the Commitments of all the Lenders at such time, after giving effect to any increases or permanent reductions in the Commitments pursuant to the terms hereof. “Aggregate Outstanding Credit Exposure” means, at any time, the aggregate amount of the Outstanding Credit Exposures of all the Lenders. “Agreement” means this 364-Day Credit Agreement, together with all exhibits and schedules hereto, as may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms hereof. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that, for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 8.01 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 8.01(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Ancillary Document” has the meaning assigned to such term in Section 9.13. “Applicable Margin” means, for any day, with respect to any Base Rate Loan, Term Benchmark Loan or RFR Loan, or with respect to the Facility Fees payable hereunder, as the case may be, the applicable rate per annum set forth on the Pricing Schedule under the caption “Base Rate Spread”, “Term Benchmark Spread”, “RFR Spread” or “Facility Fee Rate”, as the case may be, based upon the Index Debt Rating on such date. “Approved Jurisdictions” means the United States, the Netherlands, the Republic of Ireland and the United Kingdom. “Arranger” means each of JPMCB, BofA Securities, Inc., Citibank, N.A. and Goldman Sachs Bank USA, in its capacity as a joint bookrunner and joint lead arranger hereunder. “Assignee” has the meaning set forth in Section 9.06(c). “Assignment and Assumption Agreement” means an agreement in substantially the form of Exhibit C hereto.

3 “Authorized Officer” means the Chief Executive Officer, the Treasurer or the Chief Financial Officer of the applicable Borrower. “Available Aggregate Commitment” means, at any time, the Aggregate Commitment at such time minus the Aggregate Outstanding Credit Exposure at such time. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 8.01. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate Advance” means a borrowing of Base Rate Loans hereunder (a) made by the Lenders on the same Borrowing Date, or (b) into which Term Benchmark Loans are converted by the Lenders on the same date of conversion of Base Rate Loans, and consisting, in either case, of the aggregate amount of the several Base Rate Loans. “Base Rate Loan” means a Loan made pursuant to Section 2.02 which bears interest at the Alternate Base Rate.

4 “Benchmark” means, initially, the Relevant Rate; provided that, if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 8.01. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple RFR; (2) the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “RFR Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by

5 the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction

6 over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 8.01 and (y) ending at the time that a Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 8.01. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code to which Section 4975 of the Internal Revenue Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

7 “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” means the Company or any Subsidiary Borrower. “Borrowing Date” means a date on which an Advance is made hereunder. “Borrowing Notice” means a Ratable Borrowing Notice. “Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit F-1 hereto. “Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit F-2 hereto. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (i) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in Dollars, any day which is a RFR Business Day and (ii) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any day which is a U.S. Government Securities Business Day. “Change in Law” means the occurrence after the date of this Agreement or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement of (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender (or, for purposes of Section 8.03, by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Charges” has the meaning assigned to such term in Section 9.18. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Commitment” means, for each Lender, the obligation of such Lender to make Ratable Loans in an aggregate amount not exceeding the amount set forth opposite its name on Schedule

8 1.1(a) hereto, as it may be modified as a result of any assignment that has become effective pursuant to Section 9.06(c) or as otherwise modified from time to time pursuant to the terms hereof. “Commitment Termination Date” means February 9, 2027 or any earlier date on which the Aggregate Commitment is reduced to zero pursuant to Section 2.06 or terminated pursuant to Section 6.03, or, if such day is not a Business Day, then the next preceding Business Day. “Company” means Emerson Electric Co., a Missouri corporation, and its successors. “Company’s 2025 Form 10-K” means the Company’s annual report on Form 10-K for the fiscal year ending September 30, 2025, as filed with the Securities and Exchange Commission pursuant to the Exchange Act. “Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date. “Consolidated Total Assets” means, at any date, the total assets of the Company and its Consolidated Subsidiaries, determined on a consolidated basis as of such date. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. “Conversion/Continuation Notice” is defined in Section 2.02.4. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to such term in Section 9.17. “Credit Extension” means the making of an Advance hereunder. “Credit Extension Date” means the Borrowing Date for an Advance. “Credit Party” means the Agent or any Lender.

9 “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan, Daily Simple SOFR (following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate). “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day a “SOFR Determination Date”) that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. If by 5:00 p.m., New York City time, on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Debt” of any Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (e) all non-contingent obligations (and, for purposes of Section 5.08 and the definition of Material Debt, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (f) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (g) all Debt of others Guaranteed by such Person. “Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or (ii) pay over to any Specified Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Specified Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding

10 a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by a Specified Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Specified Party’s receipt of such certification in form and substance reasonably satisfactory to it and the Agent, or (d) has, or has a Parent which has, become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. “Derivatives Obligations” of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit default swap, credit default insurance or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. “Designated Lender” means, with respect to any Designating Lender, an Eligible Designee designated by it pursuant to Section 9.07(a) as a Designated Lender for purposes of this Agreement. “Designating Lender” means, with respect to each Designated Lender, the Lender that designated such Designated Lender pursuant to Section 9.07(a). “Designation Agreement” has the meaning assigned to such term in Section 9.07(a). “Dollars” and “$” shall mean the lawful currency of the United States of America. “Domestic Lending Office” means, as to each Lender, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Lender may hereafter designate as its Domestic Lending Office by notice to the Company and the Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.

11 “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Designee” means a special purpose corporation that (a) is organized under the laws of the United States or any state thereof, (b) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (c) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s. “Eligible Subsidiary” means (i) any Subsidiary organized under the laws of an Approved Jurisdiction and (ii) any Subsidiary that is not organized under the laws of an Approved Jurisdiction and is approved from time to time by the Agent and each of the Lenders (such approval not to be unreasonably withheld, conditioned or delayed). “Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. “ERISA Group” means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 6.01. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or

12 Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 8.06) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 8.04, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 8.04(g) and (d) any withholding Taxes imposed under FATCA. “Exempt Debt” has the meaning set forth in Section 5.08(g). “Existing 2025 364-Day Credit Agreement” means that certain 364-Day Credit Agreement dated as of February 11, 2025 by and among the Company, the subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified prior to the Effective Date. “Facility Fee” is defined in Section 2.06. “Facility Termination Date” means the Commitment Termination Date or, if applicable, the date to which the Facility Termination Date shall have been extended in accordance with Section 2.20 or, if such day is not a Business Day, then the next preceding Business Day. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such Sections of the Internal Revenue Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that, if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple RFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate or the Adjusted Daily Simple RFR, shall be 0%. “Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority,

13 instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or European Central Bank). “Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guaranteed Obligations” is defined in Article 10. “Hazardous Substances” means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.03(b). “Index Debt” means the senior, unsecured, non-credit enhanced, long-term indebtedness for borrowed money of the Company. “Index Debt Rating” means, as of any date, the rating that has been most recently announced by S&P and Moody’s for the Index Debt of the Company. For purposes of the foregoing, (i) if either Moody’s or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating for the Index Debt in the lowest level in the Pricing Schedule; (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different levels set forth in the Pricing Schedule, the Applicable Margin shall be based on the higher of the two ratings unless the ratings differ by more than one level, in which case the governing rating shall be the rating next below the higher of the two; and (iii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the third Business Day following the date on which it is first announced by the applicable rating agency. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Agent shall negotiate in good faith the terms of an amendment to this definition to reflect such changed rating system or the non-availability of ratings from such rating agency and, pending

14 the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) the Company, any of its Subsidiaries or any of its Affiliates or (d) a company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof. “Information” has the meaning set forth in Section 9.09. “Interest Period” means, with respect to any Term Benchmark Advance, a period of one, three or six months commencing on a Business Day selected by the applicable Borrower in a Borrowing Notice or a Conversion/Continuation Notice and ending on the day which corresponds numerically to such date one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Advance), as such Borrower may elect in such Borrowing Notice; provided, however, that (i) if the first day of such Interest Period is the last Business Day of a calendar month or if there is no such numerically corresponding day in such next, third or sixth succeeding month, such Interest Period shall, subject to clause (iii) below, end on the last Business Day of such next, third or sixth succeeding month, (ii) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall, subject to clause (iii) below, end on the next succeeding Business Day unless said next succeeding Business Day falls in a new calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (iii) any Interest Period which would otherwise end after the Facility Termination Date shall end on the Facility Termination Date and (iv) no tenor that has been removed from this definition pursuant to Section 8.01(e) shall be available for specification in such Borrowing Notice or Conversion/Continuation Notice “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, or any successor statute. “IRS” means the United States Internal Revenue Service. “JPMCB” means JPMorgan Chase Bank, N.A., in its individual capacity, and its successors. “Lender” means each Person listed and identified as such on the signature pages of this Agreement, each Assignee which becomes a Lender pursuant to Section 8.06 or 9.06(c), and their respective successors. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lender-Related Person” has the meaning assigned to such term in Section 9.03(c). “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical

15 effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. “Loan” means, with respect to any Lender, any Ratable Loan made by such Lender pursuant to Section 2.02 (or any conversion or continuation thereof). “Loan Documents” means this Agreement, any Notes issued pursuant to Section 2.13, each Borrowing Subsidiary Agreement and each Borrowing Subsidiary Termination. “Material Adverse Effect” means (a) a material adverse effect on the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or (b) a material adverse effect on the rights and remedies of the Lenders under this Agreement and any Notes. “Material Debt” means Debt (other than obligations arising under this Agreement or any Note) of the Company and/or one or more of its Significant Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $200,000,000. “Material Plan” means at any time a Plan having aggregate Unfunded Liabilities in excess of $200,000,000. “Maximum Rate” has the meaning assigned to such term in Section 9.18. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes contributions by any Person that was a member of the ERISA Group at the time of such contributions or accruals but which ceased to be a member of the ERISA Group during such five year period. “Notes” means, collectively, all of the Ratable Notes which may be issued hereunder, and “Note” means any one of the Notes. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Agent from a federal funds broker of recognized standing selected by it; provided further that, if any of the aforesaid rates as so determined would be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement.

16 “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnifications and other obligations of the Borrowers to the Lenders or to any Lender, the Agent or any indemnified party arising under this Agreement, any Note or any other Loan Document. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Organizational Documents” means (a) as to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) as to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement and (c) as to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are imposed with respect to an assignment (other than an assignment made pursuant to Section 8.06). “Outstanding Credit Exposure” means, as to any Lender at any time, the aggregate principal amount of its Ratable Loans outstanding at such time. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Participant” has the meaning set forth in Section 9.06(b). “Participant Register” has the meaning set forth in Section 9.06(b).

17 “Patriot Act” has the meaning assigned to such term in Section 9.10. “Payment” has the meaning assigned to such term in Section 7.08(c). “Payment Date” means (a) with respect to any Base Rate Advance, the last day of each March, June, September and December and the Facility Termination Date, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Advance of such RFR Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Facility Termination Date and (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Advance of which such Loan is a part and, in the case of a Term Benchmark Advance with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Facility Termination Date. “Payment Notice” has the meaning assigned to such term in Section 7.08(c). “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. “Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Pricing Schedule” means the Schedule attached hereto and identified as such. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Board (as determined by the Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Aggregate Commitment; provided that pursuant to, and as provided in, Section 2.23 for so long as a Defaulting

18 Lender shall exist, “Pro Rata Share” shall be calculated disregarding any Defaulting Lender’s Commitment. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to such term in Section 9.17. “Ratable Advance” means a Base Rate Advance or a Term Benchmark Advance. “Ratable Borrowing Notice” is defined in Section 2.02.3. “Ratable Loan” means a Base Rate Loan or a Term Benchmark Loan. “Ratable Note” means any promissory note issued at the request of a Lender pursuant to Section 2.13(d) to evidence its Ratable Loans in substantially the form of Exhibit A hereto. “Recipient” means (a) the Agent and (b) any Lender, as applicable. “Reference Time” with respect to any setting of the then-current Benchmark means (i) if such Benchmark is the Term SOFR Rate, 5:00 a.m., Chicago time, on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (ii) if, following a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, such Benchmark is Daily Simple SOFR, then four (4) RFR Business Days prior to such setting or (iii) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Agent in its reasonable discretion. “Regulation U” means Regulation U of the Board, as in effect from time to time. “Related Parties” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates. “Relevant Governmental Body” means the Board and/or the NYFRB or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Advance, the Term SOFR Rate or (ii) with respect to any RFR Advance, the Daily Simple RFR, as applicable. “Relevant Screen Rate” means the Term SOFR Reference Rate. “Required Lenders” means at any time, subject to Section 2.23(b), Lenders in the aggregate having more than 50% of the Aggregate Commitment or, if the Aggregate Commitment shall have

19 been terminated, Lenders in the aggregate holding more than 50% of the Aggregate Outstanding Credit Exposure. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “RFR” means (solely following a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate) Daily Simple SOFR, and when used in reference to any Loan or Advance, means that such Loan, or the Loans comprising such Advance, bears interest at a rate determined by reference to the Adjusted Daily Simple RFR. “RFR Advance” means, as to any Advance, the RFR Loans comprising such Advance. “RFR Business Day” means a U.S. Government Securities Business Day. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple RFR. “S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business. “Sanctioned Country” means a country or territory that is the subject of comprehensive territorial Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctions” means any sanctions and embargos issued or administered by any authority in the United Nations, the European Union, Japan, Switzerland (e.g. the State Secretariat for Economic Affairs of Switzerland and/or the Directorate of Public International Law), the United Kingdom (e.g., His Majesty’s Treasury of the United Kingdom) or the United States of America (e.g. OFAC). “SDN List” means the Specially Designated Nationals and Blocked Persons List maintained by OFAC. “Significant Subsidiary” means at any time (i) any Subsidiary Borrower and (ii) a Subsidiary of the Company which as of such time meets the definition of a “significant subsidiary” contained as of the Effective Date in Regulation S-X of the Securities and Exchange Commission. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

20 “SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Specified Party” means the Agent, or any Lender. “Subsidiary” means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, “Subsidiary” means a Subsidiary of the Company. “Subsidiary Borrower” means any Eligible Subsidiary that becomes a Subsidiary Borrower pursuant to Section 2.24 and that has not ceased to be a Subsidiary Borrower pursuant to Section 2.24. “Supported QFC” has the meaning assigned to such term in Section 9.17. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark”, when used in reference to any Loan or Advance, means that such Loan, or the Loans comprising such Advance, bears interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term-Out Date” has the meaning assigned to such term in Section 2.20(a). “Term-Out Option” has the meaning assigned to such term in Section 2.20(a). “Term SOFR Determination Day” has the meaning assigned to such term under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Advance for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Advance for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the

21 applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Total Revolving Credit Exposure” means, at any time, the sum of the outstanding principal amount of all Lenders’ Loans at such time. “Type”, when used in reference to any Loan or Advance, refers to whether the rate of interest on such Loan, or on the Loans comprising such Advance, is determined by reference to the Adjusted Term SOFR Rate, the Adjusted Daily Simple RFR or the Alternate Base Rate. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA. “United States” means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions. “U.S. Borrower” means any Borrower that is a U.S. Person. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

22 “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code. “U.S. Special Resolution Regimes” has the meaning assigned to such term in Section 9.17. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 8.04(g)(B)(iii). “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes agreed to by the Company’s independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Lenders; provided that, if the Company notifies the Agent that the Company wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Company that the Required Lenders wish to amend Article 5 for such purpose), then the Company’s compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders. Section 1.03 Types of Advances. The term “Advance” denotes the aggregation of Loans of one or more Lenders made or to be made to the applicable Borrower pursuant to Article 2 on a single date and for a single initial Interest Period. Advances are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Advance (e.g., a “Base Rate Advance” or a “Term Benchmark Advance”) or by reference to the provisions under which participation therein is determined (e.g., a “Ratable Advance” is an Advance under Section 2.02 in which all Lenders participate in proportion to their Commitments). Section 1.04 Interest Rates; Benchmark Notification. The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 8.01(b) provides a mechanism for determining an alternative rate of interest. The Agent does not

23 warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Company. The Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) to the extent provided by any such information source or service. Section 1.05 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time. ARTICLE 2. THE CREDITS Section 2.01 The Facility. 2.01.1 Description of Facility. The Lenders hereby establish in favor of the Borrowers a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set forth, each Lender severally agrees to make Ratable Loans to the Borrowers in accordance with Section 2.02. Each Lender at its option may make any Advance by causing any domestic or foreign branch or Affiliate of such Lender to make such Advance (and in the case of an Affiliate, the provisions of Sections 2.22, 8.01, 8.03 and 8.04 shall apply to such Affiliate to the same extent as to such Lender; provided that no such branch or Affiliate of a Lender shall be entitled to any amounts payable under such Sections solely in respect of increased costs resulting from such Lender’s exercise of such option and existing at the time of such Lender’s exercise of such option); provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Advance in accordance with the terms of this Agreement.

24 2.01.2 [Reserved]. 2.01.3 Availability of Facility. Subject to the terms of this Agreement, the facility is available from the Effective Date to the Commitment Termination Date, and the Borrowers may borrow and reborrow at any time prior to the Commitment Termination Date and may repay at any time on or prior to the Commitment Termination Date. The Commitments to extend credit hereunder shall expire on the Commitment Termination Date. 2.01.4 Repayment of Facility. All outstanding Loans and all other accrued and unpaid Obligations shall be paid in full on the Facility Termination Date. Section 2.02 Ratable Advances. 2.02.1 Ratable Advances. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrowers in Dollars from time to time from and including the date of this Agreement and prior to the Commitment Termination Date in amounts not to exceed in the aggregate at any one time outstanding its Pro Rata Share of the Available Aggregate Commitment existing at such time. Each Ratable Advance hereunder shall consist of Loans made by the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment. Subject to Section 8.01, each Advance shall be comprised entirely of Base Rate Advances or Term Benchmark Loans, as the applicable Borrower may request in accordance herewith. 2.02.2 Types of Advances. The Ratable Advances may be Base Rate Advances or Term Benchmark Advances, or a combination thereof, selected by the applicable Borrower in accordance with Sections 2.02.3 and 2.02.4. 2.02.3 Method of Selecting Types and Interest Periods for New Advances. The applicable Borrower shall select the Type of Ratable Advance and, in the case of each Term Benchmark Advance, the Interest Period applicable thereto from time to time. An Authorized Officer of the applicable Borrower shall give the Agent irrevocable notice (a “Ratable Borrowing Notice”) not later than (x) 1:00 p.m. (Chicago time) on the Borrowing Date of each Base Rate Advance which is a Ratable Advance and (y) 10:00 a.m. (Chicago time) on the third U.S. Government Securities Business Day before the Borrowing Date for each Term Benchmark Advance, specifying: (a) the name of the applicable Borrower, (b) the Borrowing Date of such Ratable Advance, which shall be a Business Day, (c) the aggregate principal amount of such Ratable Advance, (d) the Type of such Ratable Advance, and (e) in the case of each Term Benchmark Advance, the Interest Period applicable thereto.

25 On each Borrowing Date, each Lender shall make available its Ratable Loan or Ratable Loans not later than (x) for any Base Rate Advance, 2:00 p.m. (Chicago time) and (y) for any Term Benchmark Advance, 11:00 a.m. (Chicago time), in each case, in funds immediately available to the Agent at its address specified pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Lenders available to the applicable Borrower at the Agent’s aforesaid address. Notwithstanding the foregoing, in no event shall any Borrower be permitted to request pursuant to this Section 2.02.3 prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, an RFR Loan bearing interest based on Daily Simple SOFR (it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Sections 8.01(a) and 8.01(f), as applicable). 2.02.4 Conversion and Continuation of Outstanding Advances. Base Rate Advances shall continue as Base Rate Advances unless and until such Base Rate Advances are converted into Term Benchmark Advances pursuant to this Section 2.02.4 or are prepaid in accordance with Section 2.08. Each Term Benchmark Advance shall continue as a Term Benchmark Advance until the end of the then applicable Interest Period therefor, at which time each such Term Benchmark Advance shall be automatically converted into a Base Rate Advance unless (x) such Term Benchmark Advance is or was prepaid in accordance with Section 2.08 or (y) the applicable Borrower shall have given the Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Term Benchmark Advance continue as a Term Benchmark Advance for the same or another Interest Period. Subject to the terms of Section 2.07, the applicable Borrower may elect from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Advances; provided that any conversion of any Term Benchmark Advance made on any day other than the last day of the Interest Period applicable thereto shall be subject to Section 2.22. The applicable Borrower shall give the Agent irrevocable notice (a “Conversion/Continuation Notice”) of each conversion of a Term Benchmark Advance or continuation of a Term Benchmark Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into a Base Rate Advance or three Business Days, in the case of a conversion into or continuation of a Term Benchmark Advance, prior to the date of the requested conversion or continuation, specifying: (i) the requested date, which shall be a Business Day, of such conversion or continuation; (ii) the principal amount and Type of the Ratable Advance which is to be converted or continued; and (iii) for any Ratable Advance that is to be converted into or continued as a Term Benchmark Advance, the Interest Period applicable thereto. A Conversion/Continuation Notice may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Advances; provided that (A) such portion is allocated ratably among the Loans comprising such Advance and (B) the portion to which such

26 Conversion/Continuation Notice applies, and the remaining portion to which it does not apply, are each at least $10,000,000, in each case unless such portion is comprised of Base Rate Loans. Notwithstanding the foregoing, in no event shall any Borrower be permitted to request pursuant to this Section 2.02.4 prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, an RFR Loan bearing interest based on Daily Simple SOFR (it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Sections 8.01(a) and 8.01(f), as applicable). If the relevant Borrower fails to deliver a timely Conversion/Continuation Notice with respect to a Term Benchmark Advance prior to the end of the Interest Period applicable thereto, then, unless such Advance is repaid as provided herein, at the end of such Interest Period such Advance shall be deemed to have an Interest Period that is one (1) month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.05 requiring unanimous consent of the Lenders to changes in interest rates), then, so long as such Event of Default is continuing or, if sooner, upon revocation of such notice, (i) no outstanding Advance may be converted to or continued as a Term Benchmark Advance or an RFR Advance and (ii) unless repaid, (x) each Term Benchmark Advance shall be converted to a Base Rate Advance at the end of the Interest Period applicable thereto and (y) each RFR Advance shall be converted to a Base Rate Advance immediately. Section 2.03 [Reserved]. Section 2.04 [Reserved]. Section 2.05 [Reserved]. Section 2.06 Facility Fee; Reductions in Aggregate Commitment. The Company agrees to pay to the Agent for the account of each Lender a facility fee (the “Facility Fee”), which shall accrue at the Applicable Margin with respect to the Facility Fee on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Outstanding Credit Exposure after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender’s Outstanding Credit Exposure to but excluding the date on which such Lender ceases to have any Outstanding Credit Exposure. Accrued Facility Fees shall be payable in arrears on the fifteenth day following the last day of March, June, September and December of each year and on the date on which the Aggregate Commitments terminate, commencing on the first such date to occur after the Effective Date; provided that any Facility Fees accruing after the date on which the Aggregate Commitments terminate shall be payable on demand. The Company may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in the amount of $25,000,000 or a multiple of $5,000,000 in excess thereof, upon at least three Business Days’ written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Commitment may not be reduced below the amount of the Aggregate

27 Outstanding Credit Exposure. Unless previously terminated, the Commitments shall terminate on the Commitment Termination Date. Section 2.07 Minimum Amount of Each Advance. Each Advance shall be in the amount of $10,000,000 or a multiple of $1,000,000 in excess thereof. Section 2.08 Principal Payments. (a) Any Borrower may from time to time prepay, without penalty or premium, all outstanding Base Rate Advances made to such Borrower or, in a minimum aggregate amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Base Rate Advances upon notice to the Agent not later than 10:00 a.m. (Chicago time) on the date of such prepayment. Any Borrower may from time to time prepay, subject to the payment of any funding indemnification amounts required by Section 2.22 but without penalty or premium, all outstanding Term Benchmark Advances made to such Borrower, or, in a minimum aggregate amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Term Benchmark Advances by notifying the Agent in a written notice in the case of a prepayment of Term Benchmark Advances, not later than 10:00 a.m. (Chicago time) three Business Days (or such shorter time period as the Agent may reasonably agree) before the date of prepayment. Any Borrower may from time to time prepay, subject to the payment of any funding indemnification amounts required by Section 2.22 but without penalty or premium, all outstanding RFR Advances made to such Borrower, or, in a minimum aggregate amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding RFR Advances by notifying the Agent in a written notice not later than 10:00 a.m. (Chicago time) five Business Days (or such shorter time period as the Agent may reasonably agree) before the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Lenders included in such Advance. (b) If at any time, the aggregate principal amount of the Total Revolving Credit Exposure exceeds the Aggregate Commitment, the applicable Borrower or Borrowers shall immediately repay Advances in an aggregate principal amount sufficient to cause the aggregate amount of the Total Revolving Credit Exposure to be less than or equal to the Aggregate Commitment. Section 2.09 Interest. (a) Each Base Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance is made or is automatically converted from a Term Benchmark Advance into a Base Rate Advance pursuant to Section 2.02.4, to but excluding the date it is paid or is converted into a Term Benchmark Advance pursuant to Section 2.02.4 hereof, at a rate per annum equal to the Alternate Base Rate for such day, plus the Applicable Margin for Base Rate Loans. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. (b) Each Term Benchmark Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum

28 equal to the Adjusted Term SOFR Rate for such day, plus the Applicable Margin for Term Benchmark Loans. (c) Each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple RFR, plus the Applicable Margin for RFR Loans. Section 2.10 Rates Applicable After Default. The Required Lenders may, at their option, by notice to the Company (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.05 requiring unanimous consent of the Lenders to changes in interest rates), declare that (a) overdue principal of and interest on each Advance (other than a Base Rate Advance) shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 1% per annum and (b) overdue principal of and interest on each Base Rate Advance shall bear interest at a rate per annum equal to the Alternate Base Rate in effect from time to time plus 1% per annum. Section 2.11 Method of Payment. (a) Each Advance shall be repaid and each payment of interest thereon shall be paid in the currency in which such Advance was made, and any such amount in respect of a Loan that has been converted as described above shall be paid in the currency into which such Loan has been converted. All payments and prepayments to be made by the Borrowers hereunder in Dollars shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent’s address specified pursuant to Section 9.01 or at any other Domestic Lending Office of the Agent specified in writing by the Agent to the Company, by 11:00 a.m. (Chicago time) on the date when due. All payments of Obligations hereunder shall (except as otherwise specifically required hereunder) be applied ratably by the Agent among the Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Section 9.01 Whenever any payment of principal of, or interest on, Base Rate Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, Term Benchmark Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. Section 2.12 [Reserved]. Section 2.13 Noteless Agreement; Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender to such Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Borrowing Date and the Type thereof and any Interest Period

29 with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, (iii) the amount of any sum received by the Agent hereunder from each Borrower and each Lender’s share thereof and (iv) the amount of any decrease in the Aggregate Commitment pursuant to Section 2.06. (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Obligations in accordance with their terms or the rights of such Borrower to borrow in accordance with the terms and conditions of this Agreement. (d) Any Lender may request that its Ratable Loans be evidenced by Ratable Notes. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender such Note payable to such Lender. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (prior to any assignment pursuant to Section 9.06(c)) be represented by one or more Notes payable to the payee named therein or any Assignee pursuant to Section 9.06(c), except to the extent that any such Lender or Assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (a) and (b) above. Each reference in this Agreement to the “Note” of such Lender shall be deemed to refer to and include any or all of such Notes, as the context may require. Section 2.14 [Reserved]. Section 2.15 Interest Payment Dates; Interest and Fee Basis. (a) Interest accrued on each Base Rate Advance and each RFR Advance shall be payable in arrears on each Payment Date, commencing with the first such date to occur after the Effective Date, and at maturity. (b) Interest accrued on each Advance (other than a Base Rate Advance) shall be payable on the last day of its applicable Interest Period, on any date on which such Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. (c) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. A determination of the applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted Daily Simple RFR or Daily Simple RFR shall be determined by the Agent, and such determination shall be conclusive absent manifest error. All fees (including, without limitation, Facility Fees) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (with respect to all

30 other fees (including Facility Fees), including the first day and the last day of each period but excluding the date on which the Commitments terminate). (d) Interest in respect of Loans shall be paid in Dollars. (e) Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received at the place of payment prior to noon (local time) or at such other time as shall be specified for such payment under this Agreement. Section 2.16 Notification of Advances, Interest Rates, Prepayments and Commitment Reductions. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Advance (other than a Base Rate Advance) promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate. Section 2.17 [Reserved]. Section 2.18 Non-Receipt of Funds by the Agent. Unless the applicable Borrower or a Lender, as the case may be, notifies the Agent prior to the time on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan or (b) in the case of such Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the applicable Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan or (ii) in the case of payment by such Borrower, a rate per annum equal to the higher of the Federal Funds Effective Rate and the interest rate applicable to the relevant Loan. Nothing in this Section 2.18 shall be deemed to relieve any Lender from any of its obligations hereunder or to prejudice any rights which such Borrower may have against any Lender as a result of any default by such Lender hereunder. Section 2.19 [Reserved]. Section 2.20 Term-Out Option. (a) The Company may, by irrevocable written notice to the Agent given not fewer than five (5) Business Days prior to the Commitment Termination Date, elect (such election, the “Term-Out Option”), effective as of the Commitment Termination Date (the “Term-Out Date”), to extend the Facility Termination Date for all or a ratable portion of all Loans outstanding on such date to the first anniversary of the Commitment Termination Date; provided that such extension of the Facility Termination Date shall become effective only if, on and as of the Term-

31 Out Date, (a) there exists no Default or Event of Default, (b) the representations and warranties of the Borrowers contained in this Agreement (except the representations and warranties set forth in Sections 4.04(b), 4.05, 4.06, 4.07 and 4.08) shall be true in all material respects, (c) the Borrower shall pay the term-out fee to the Agent for the account of each Lender pursuant to Section 2.20(b) and (d) the Company shall not have previously exercised the Term-Out Option. In the event the Facility Termination Date shall be so extended, (i) all Loans that are subject to extension pursuant to this Section 2.20(a) and outstanding on the Term-Out Date shall continue as Loans following such date, (ii) all Loans that are not subject to such extension but are outstanding on the Term- Out Date shall be repaid on such date, (iii) all of the Commitments will terminate on the Term- Out Date, and (iv) no Borrower may borrow or reborrow any additional Loans on or after the Term-Out Date. (b) In the event the Company elects to exercise the Term-Out Option under Section 2.20(a), then, on the Commitment Termination Date, the Company agrees to pay to the Agent, for the account of each Lender, a term-out fee equal to 0.50% of the aggregate principal amount of the outstanding Loans in respect of which the Facility Termination Date is being extended pursuant to the exercise of the Term-Out Option in accordance with Section 2.20(a) on the Term-Out Date. Section 2.21 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the applicable Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the specified currency with such other currency at the Agent’s main Chicago office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Agent, as the case may be, in the specified currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to any Lender or the Agent, as the case may be, in the specified currency, such Lender or the Agent, as the case may be, agrees to remit such excess to such Borrower. Section 2.22 Break Funding Payments. (a) With respect to Term Benchmark Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.08), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto

32 (regardless of whether such notice may be revoked under Section 2.08(a) and is revoked in accordance therewith) or (iv) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 8.06, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of anticipated profits). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.22 shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Payment Date applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.08), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(a) and is revoked in accordance therewith) or (iii) the assignment of any RFR Loan other than on the Payment Date applicable thereto as a result of a request by the Company pursuant to Section 8.06, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (other than loss of anticipated profits). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.22 shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. Section 2.23 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.06; and (b) the Commitment and Outstanding Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.05); provided that (i) a Defaulting Lender’s Commitment may not be increased or extended without its consent and (ii) the principal amount of, or interest or fees payable on, Loans of such Defaulting Lender may not be reduced or excused or the scheduled date of payment postponed as to such Defaulting Lender without such Defaulting Lender’s consent. Section 2.24 Designation of Subsidiary Borrowers. (a) The Company may at any time and from time to time designate any Eligible Subsidiary as a Subsidiary Borrower by (i) delivery to the Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company, (ii) the entry into an amendment to this Agreement by and among the Borrowers, the applicable Subsidiary that is to become a Subsidiary Borrower pursuant to this Section 2.24 and the Agent (acting in consultation with the

33 Lenders) to make such changes to this Agreement as may be required by the Agent to incorporate terms, conditions and provisions relating to legal and documentary items in respect of the jurisdiction of organization of such Subsidiary and (iii) the satisfaction of the other conditions precedent set forth in Section 3.03, and upon satisfaction of the conditions set forth in the foregoing clauses (i) through (iii), such Subsidiary shall for all purposes of this Agreement be a Subsidiary Borrower and a party to this Agreement. Each Subsidiary Borrower shall remain a Subsidiary Borrower until the Company shall have executed and delivered to the Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Subsidiary Borrower and a party to this Agreement. Notwithstanding the preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Subsidiary Borrower at a time when any principal of or interest on any Loan to such Borrower shall be outstanding hereunder; provided that such Borrowing Subsidiary Termination shall be effective to terminate the right of such Subsidiary Borrower to request further Advances under this Agreement. As soon as practicable upon receipt of a Borrowing Subsidiary Agreement, the Agent shall furnish a copy thereof to each Lender. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Agent is hereby irrevocably authorized by each Lender (without requirement of any consent of any Lender) to enter into such amendments to the Loan Documents and/or such new Loan Documents (in each case acting in consultation with the Lenders) as are necessary or advisable, as reasonably determined by the Agent, in order to effect the provisions of this Section 2.24. Notwithstanding anything to the contrary contained herein or in any other Loan Document, any Subsidiary Borrower organized under the laws of an Approved Jurisdiction other than the United States shall not be liable for the repayment of any Credit Extensions made to any other Borrower. ARTICLE 3. CONDITIONS Section 3.01 Effectiveness. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05): (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (each of which counterparts, subject to Section 9.13, may include any Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page); (b) receipt by the Agent of an opinion of Bryan Cave Leighton Paisner LLP, special counsel for the Company, substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request; (c) receipt by the Agent of all documents it may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, the name, title and signature of the officer authorized to sign on behalf of the Company and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

34 (d) (i) receipt by the Agent, at least five (5) days prior to the Effective Date, of all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Company at least ten (10) days prior to the Effective Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) days prior to the Effective Date, receipt by any Lender that has requested, in a written notice to the Company at least ten (10) days prior to the Effective Date, a Beneficial Ownership Certification in relation to such Borrower, of such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (d) shall be deemed to be satisfied); and (e) receipt by the Agent of evidence reasonably satisfactory to it that the credit facility evidenced by the Existing 2025 364-Day Credit Agreement shall have been terminated and cancelled and all indebtedness thereunder shall have been fully repaid (except to the extent being so repaid with the initial Loans). Without limiting the generality of the provisions of Section 9.05, for purposes of determining compliance with the conditions specified in this Section 3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender. The Agent shall promptly notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. Section 3.02 Each Credit Extension. The obligation of any Lender to make any Credit Extension on any applicable Credit Extension Date is subject to the satisfaction of the following conditions: (a) receipt by the Agent of a Borrowing Notice; (b) the fact that, immediately after such Credit Extension, the amount of the Aggregate Outstanding Credit Exposure will not exceed the Aggregate Commitment; (c) the fact that, immediately after such Credit Extension (and, if such Credit Extension is an Advance, any payment on the date of such Advance of Obligations with the proceeds of such Advances), the outstanding Ratable Loans made by such Lender shall not exceed the Commitment of such Lender; (d) the fact that, immediately before and after such Credit Extension, no Default shall have occurred and be continuing; and (e) the fact that the representations and warranties of the Borrowers contained in this Agreement (except the representations and warranties set forth in Sections 4.04(b), 4.05, 4.06, 4.07 and 4.08) shall be true in all material respects on and as of the date of such Credit Extension.

35 Each Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrowers on the date of such Credit Extension as to the facts specified in clauses (b), (c), (d) and (e) of this Section 3.02. Section 3.03 Designation of a Subsidiary Borrower. The designation of a Subsidiary Borrower pursuant to Section 2.24 is subject to the condition precedent that the Company or such proposed Subsidiary Borrower shall have furnished or caused to be furnished to the Agent: (a) Copies, certified by the Secretary or Assistant Secretary (or equivalent officer) of such Subsidiary, of its board of directors’ (or equivalent governing body’s) resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for the Agent) approving the Borrowing Subsidiary Agreement and any other Loan Documents to which such Subsidiary is becoming a party and such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Subsidiary; (b) An incumbency certificate, executed by the Secretary or Assistant Secretary (or equivalent officer) of such Subsidiary, which shall identify by name and title and bear the signature of the officers of such Subsidiary authorized to request Advances hereunder and sign the Borrowing Subsidiary Agreement and the other Loan Documents to which such Subsidiary is becoming a party, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Company or such Subsidiary; (c) Opinions of counsel to such Subsidiary, in form and substance reasonably satisfactory to the Agent and its counsel, with respect to the laws of its jurisdiction of organization and such other matters as are reasonably requested by counsel to the Agent and addressed to the Agent and the Lenders; and (d) Any documentation and other information that is reasonably requested by the Agent or any of the Lenders and that is required by regulatory authorities under applicable “know- your-customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. ARTICLE 4. REPRESENTATIONS AND WARRANTIES Each Borrower represents and warrants that: Section 4.01 Corporate Existence and Power. Each Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has all required power and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for such licenses, authorizations, consents and approvals whose lack could not reasonably be expected to have a Material Adverse Effect. Section 4.02 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Borrower of this Agreement and the other Loan Documents are within the corporate or other organizational power of such Borrower, have been

36 duly authorized by all necessary corporate or other organizational action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organizational Documents of such Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Significant Subsidiaries or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Significant Subsidiaries, except to the extent that such contravention, default or Lien could not reasonably be expected to have a Material Adverse Effect. Section 4.03 Binding Effect. This Agreement constitutes a valid and binding agreement of each Borrower and each other Loan Document, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of such Borrower, in each case enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). Section 4.04 Financial Information. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of September 30, 2025 and the related consolidated statements of earnings, cash flows, and changes in stockholders’ equity for the fiscal year then ended, reported on by KPMG LLP and set forth in the Company’s 2025 Form 10-K, a copy of which has been made available to each of the Lenders, fairly present in all material respects, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year. (b) Since September 30, 2025 there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole. Section 4.05 Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, any Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could reasonably be expected to have a Material Adverse Effect. Section 4.06 Compliance with ERISA. Except to the extent that such waiver, failure or liability could not reasonably be expected to have a Material Adverse Effect, (a) to the best of the Company’s knowledge, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance with the currently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan and (b) no member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which

37 has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. Section 4.07 Environmental Matters. In the ordinary course of its business, the Company conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Company and its Significant Subsidiaries. On the basis of this review, the Company has reasonably concluded that the liabilities and costs, including the costs of compliance, associated with Environmental Laws, are unlikely to have a Material Adverse Effect. Section 4.08 Taxes. The Company and its Significant Subsidiaries have filed all United States federal income Tax returns and all other Tax returns which are required to be filed by them (inclusive of any permitted extensions) and have paid all Taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Significant Subsidiary except (a) for Taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (b) where the failure to file or pay could not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Consolidated Subsidiaries in respect of Taxes or other governmental charges are, in the opinion of the Company, adequate. Section 4.09 Subsidiaries. Each of the Company’s corporate Significant Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except for such licenses, authorizations, consents and approvals whose lack could not reasonably be expected to have a Material Adverse Effect. Section 4.10 Regulatory Restrictions on Advance. No Borrower is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt. As of the Effective Date, not more than 25% of the value of the assets (either of the Company only or of the Company and its Significant Subsidiaries on a consolidated basis) is “margin stock” (as defined in Regulation U). Section 4.11 Full Disclosure. All information (taken as a whole) heretofore furnished by the Company to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information (taken as a whole) hereafter furnished by the Company to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Company has disclosed to the Lenders in writing any and all facts which materially and adversely affect or are reasonably likely to affect (to the extent the Company can now reasonably foresee), the business, operations or financial condition of the Company and its Consolidated Subsidiaries, taken as a whole, or the ability of the Borrowers to perform their obligations under this Agreement, or such facts are reflected in the financial statements and information described in Section 4.04(a). Section 4.12 Sanctions and Anti-Corruption Laws. Neither the Company nor any of its Subsidiaries is included on the SDN List or is located, organized or resident in a Sanctioned

38 Country. The Company and its Subsidiaries are in compliance in all material respects with all applicable anti-corruption laws and all applicable Sanctions. Section 4.13 Affected Financial Institutions. No Borrower is an Affected Financial Institution. ARTICLE 5. COVENANTS The Company agrees that, so long as any Lender has any Commitment hereunder or any Obligations (other than unmatured indemnification and unmatured expense reimbursement obligations) remain unpaid: Section 5.01 Information. The Company will deliver to each of the Lenders: (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of earnings, cash flows, and changes in stockholders’ equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by KPMG LLP or other independent public accountants of nationally recognized standing (it being understood that timely delivery of the Company’s annual report on Form 10-K shall satisfy the requirement of this clause (a)); (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, the consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of earnings for such quarter and for the portion of the Company’s fiscal year ended at the end of such quarter and the related consolidated statement of cash flows for the portion of the Company’s fiscal year ended at the end of such quarter, setting forth in the case of such statements of earnings and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Company’s previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Company (it being understood that timely delivery of the Company’s quarterly report on Form 10-Q shall satisfy the requirement of this clause (b)); (c) within five days after the Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Company obtains knowledge of any Default, if such Default is then continuing, a certificate of such officer setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto; (d) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed; (e) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports

39 on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company shall have filed with the Securities and Exchange Commission; (f) if and when any member of the ERISA Group (i) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (ii) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; or (iii) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; and (g) from time to time, (x) such additional information regarding the financial position or business of the Company and its Significant Subsidiaries as the Agent, at the request of any Lender, may reasonably request and (y) information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. Information required to be delivered pursuant to Sections 5.01(a), 5.01(b), 5.01(d) or 5.01(e) above shall be deemed to have been delivered on the date on which the Company posts such information on the Company’s website on the Internet at the website address at www.gotoemerson.com, at sec.gov/edgar/searches.htm or at another website identified in a notice delivered to the Lenders and accessible by the Lenders without charge; provided that the Company shall deliver paper copies of the information referred to in Sections 5.01(a), 5.01(b), 5.01(d) or 5.01(e) to any Lender which requests such delivery. Section 5.02 Payment of Obligations. The Company will pay and discharge, and will cause each Significant Subsidiary to pay and discharge, at or before maturity, all its material obligations and liabilities (including, without limitation, Tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien), except (a) for obligations and liabilities which are contested in good faith by appropriate proceedings or (b) where the failure to pay or discharge such obligations and liabilities could not reasonably be expected to have a Material Adverse Effect, and will maintain, and will cause each Significant Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same. Section 5.03 Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Significant Subsidiary to keep, all material property necessary in its business in good working order and condition, ordinary wear and tear, casualty and condemnation excepted. (b) Subject to the normal operation of Company’s corporate insurance program, including, without limitation, deductibles and self-insured retention, the Company will, and will cause each of its Significant Subsidiaries to, maintain (either in the name of the Company or in such Significant Subsidiary’s own name) with financially sound and responsible insurance companies, insurance on all its properties in at least such amounts, against at least such risks and

40 with such risk retention as are usually maintained, insured against or retained, as the case may be, in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Lenders, upon request from the Agent, information presented in reasonable detail as to the insurance so carried. Section 5.04 Maintenance of Existence. The Company will preserve, renew and keep in full force and effect its corporate existence; provided that nothing in this Section 5.04 shall prohibit a transaction expressly permitted by Section 5.06. Section 5.05 Compliance with Laws. The Company will comply, and cause each Significant Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except (a) where the necessity of compliance therewith is contested in good faith by appropriate proceedings or (b) where the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. Section 5.06 Mergers and Sales of Assets. The Company will not consolidate or merge with or into any other Person or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person, unless (a) either the Company shall be the continuing corporation or other organization, or the successor corporation or other organization (if other than the Company) shall be a corporation or other organization organized and existing under the laws of the United States and such corporation or other organization shall expressly assume the due and punctual payment of the principal of, and interest on, the Loans in accordance with the Loan Documents, and the due and punctual performance and observance of all of the covenants and agreements contained in the Loan Documents to be performed by the Company, and (b) immediately after such merger or consolidation, or such sale, lease or other transfer, no Default shall have occurred and be continuing. Section 5.07 Use of Proceeds. The proceeds of the Credit Extensions will be used by the Borrowers for general corporate purposes (including, without limitation, to finance a portion of the consideration for the Company’s acquisition of Aspen Technologies, Inc.). None of such proceeds will be used, directly or indirectly, (a) in any manner which would violate or cause any Lender to be in violation of Regulation U or (b) to finance the acquisition of more than 50% of the outstanding voting “margin stock” (within the meaning of Regulation U) of any Person, which acquisition has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person. Section 5.08 Negative Pledge. Neither the Company nor any Significant Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement; (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

41 (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset; provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof; (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event; (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition; (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section 5.08; provided that such Debt is not increased and is not secured by any additional assets; (g) Liens arising in the ordinary course of its business (including, without limitation, Liens on assets securing Debt, interest on which is exempt from federal income Tax (“Exempt Debt”); Liens for Taxes, assessments or government charges; Liens arising out of the existence of judgments not constituting an Event of Default; statutory and contractual landlords’ liens under leases; Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties; and Liens arising out of claims under any Environmental Law; provided that such Liens are being contested in good faith) which (i) do not secure Debt (other than Exempt Debt) or Derivatives Obligations and (ii) do not in the aggregate materially detract from the value or materially impair the use of the assets of the Company and its Subsidiaries, taken as a whole; (h) Liens securing Derivatives Obligations; provided that the aggregate amount of assets subject to such Liens may at no time exceed $300,000,000; and (i) Liens not otherwise permitted by the foregoing clauses of this Section 5.08 securing obligations (whether or not constituting Debt) in an aggregate principal or face amount at any date not to exceed 25% of Consolidated Total Assets. Section 5.09 Sanctions. No Borrower will knowingly use the proceeds of any Loans to fund any activities or business (a) of or with any individual or entity that is, or is owned 50% or more by individuals or entities that are, the target of any Sanctions or (b) in, or with the government of, any Sanctioned Country, in the case (a) and/or (b), in any manner that would result in the violation of Sanctions by any party to this Agreement. The Company shall maintain and implement written policies and procedures reasonably designed to promote compliance with all applicable Sanctions. ARTICLE 6. DEFAULTS Section 6.01 Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default”:

42 (a) any Borrower shall fail to pay, (i) within two Business Days after the due date thereof, any principal of any Loan, or (ii) within five Business Days after the due date thereof, any interest, any fees or any other amount payable hereunder; (b) any Borrower shall fail to observe or perform any covenant contained in Section 5.06; (c) any Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to such Borrower by the Agent at the request of any Lender; (d) any representation, warranty, certification or statement made by any Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); (e) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or, following the stated maturity of any Material Debt, any Borrower shall fail to pay such Material Debt within two Business Days after the expiration of the period of grace or cure, if any, provided in the instrument or agreement under which such Material Debt was created; (f) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; (g) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect; (h) any member of the ERISA Group sponsoring a Material Plan shall fail to pay when due an amount or amounts aggregating in excess of $200,000,000 which it shall have become liable to pay under Title IV of ERISA with respect to such Material Plan; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall

43 occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $200,000,000; (i) final judgments or orders for the payment of money in an aggregate amount exceeding $200,000,000 shall be entered against the Company or any Significant Subsidiary by a court or courts having jurisdiction in the premises and such judgments or orders shall not have been appealed in good faith (and execution of such judgments stayed during such appeal) or otherwise paid, bonded or otherwise stayed or discharged by the Company or such Significant Subsidiary within the time period permitted by applicable law for the filing of an appeal for such judgment or the taking of such other action; or (j) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Exchange Act) (excluding, for this purpose, the Company and its Subsidiaries and any employee benefit plan of the Company or its Subsidiaries), shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 50% or more of the then outstanding shares of common stock of the Company; or a majority of the seats (other than vacant seats) on the board of directors of Company shall at any time be occupied by persons who were neither nominated by the management of Company nor appointed by directors so nominated or (ii) the Company ceases to own, directly or indirectly, and Control 100% (other than directors’ qualifying shares) of the ordinary voting and economic power of any Subsidiary Borrower. Section 6.02 Notice of Default. The Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. Section 6.03 Acceleration. (a) If any Event of Default described in Section 6.01(f) or 6.01(g) occurs with respect to the Company or any Subsidiary Borrower, the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Event of Default occurs and is continuing, the Agent shall (i) if requested by Lenders having more than 50% of the Aggregate Commitment, by notice to the Company terminate or suspend the obligations of the Lenders to make Loans hereunder, or (ii) if requested by Lenders holding more than 50% of the Aggregate Outstanding Credit Exposure, declare the Obligations to be due and payable, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers hereby expressly waive.

44 ARTICLE 7. THE AGENT Section 7.01 Appointment and Authorization. Each Lender irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Section 7.02 Agent and Affiliates. JPMCB shall have the same rights and powers under this Agreement as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and JPMCB and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or affiliate of the Company as if it were not the Agent. Section 7.03 Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6. Section 7.04 Consultation with Experts; Reliance. The Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person. Section 7.05 Liability of Agent. (a) Neither the Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by it under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Borrower to perform its obligations hereunder or thereunder.

45 (b) The Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.01 unless and until written notice thereof stating that it is a “notice under Section 5.01” or similar language in respect of this Agreement and identifying the specific clause under Section 5.01 is given to the Agent by the Company or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Agent by the Company or a Lender. Further, the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Agent. Notwithstanding anything herein to the contrary, the Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by the Company, any Subsidiary or any Lender as a result of, any determination of the outstanding principal amount of any Lender’s Loans, the Total Revolving Credit Exposure, any of the component amounts of any of the foregoing or any portion of any of the foregoing attributable to each Lender or any amount thereof. (c) Without limiting the foregoing, the Agent (i) may treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 9.04, (ii) may rely on the Participant Register to the extent set forth in Section 9.06(b), (iii) may consult with legal counsel (including counsel to the Company), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of any Borrower in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender sufficiently in advance of the making of such Loan and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Section 7.06 Indemnification. Each Lender severally agrees to pay any amount required to be paid by the Company under Section 9.03(b) or (c) to the Agent and each Related Party of any of the foregoing Persons (each, an “Agent-Related Person”) (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their

46 respective Pro Rata Share in effect on the date on which such payment is sought under this Section 7.06 (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Pro Rata Share immediately prior to such date), and agrees to indemnify and hold each Agent-Related Person harmless from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent-Related Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent-Related Person’s gross negligence or willful misconduct. The agreements in this Section 7.06 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 7.07 Sub-Agents and Affiliates. The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections in this Article 7 shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. The provisions of this Article 7 shall apply to any such Affiliate mutatis mutandis. Section 7.08 Acknowledgments of Lenders. (a) Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrowers, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (iii) it has, independently and without reliance upon the Agent, any Arranger or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any Arranger or

47 any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Company and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption Agreement or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Agent or the Lenders on the Effective Date. (c) (i) Each Lender hereby agrees that (x) if the Agent notifies such Lender that the Agent has determined in its sole discretion that any funds received by such Lender from the Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Agent, may, in its sole discretion, specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Agent to any Lender under this Section 7.08(c) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in no

48 event later than one (1) Business Day thereafter (or such later date as the Agent, may, in its sole discretion, specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Company and each other Borrower hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company or any other Borrower; provided that, for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), any of the Borrowers for the purpose of a payment on the Obligations. (iv) Each party’s obligations under this Section 7.08(c) shall survive the resignation or replacement of the Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. (d) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Borrowers) between the Borrowers and their Affiliates, on the one hand, and JPMorgan Chase Bank, N.A. and its Affiliates, on the other hand. Without limiting the foregoing, the Borrowers or their Affiliates may provide information, including updates to previously provided information to JPMorgan Chase Bank, N.A. and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of such entity’s role as administrative agent hereunder. The Lenders acknowledge that neither JPMorgan Chase Bank, N.A. nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein, the Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Borrowers or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Agent or any of its Affiliates in any capacity, including any information obtained by the Agent in the course of communications among the Agent and any Borrower, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of a Borrower.

49 Section 7.09 Successor Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Company. Upon any such resignation, the Required Lenders shall have the right, upon the approval of Company (which approval shall not be unreasonably withheld or delayed) to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. Section 7.10 Agent’s Fees. The Company shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and the Agent. Section 7.11 Arranger; Bookrunner; Syndication Agent; Documentation Agent; Senior Managing Agent. None of the Lenders, if any, identified on the facing page of this Agreement as a “joint lead arranger”, “joint bookrunner”, “syndication agent”, “documentation agent” or “senior managing agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders, if any, so identified as a “joint lead arranger”, “joint bookrunner”, “syndication agent”, “documentation agent” or “senior managing agent” shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Section 7.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate

50 accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, and the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Borrower, that none of the Agent, or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (c) The Agent and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

51 Section 7.13 Borrower Communications. (a) The Agent and the Lenders agree that, pursuant to procedures approved by the Agent, the Borrowers may, but shall not be obligated to, make any Borrower Communications to the Agent through an electronic platform chosen by the Agent to be its electronic transmission system (the “Approved Borrower Portal”). As used in this Section 7.13, “Borrower Communications” means, collectively, any Borrowing Notice, Conversion/Continuation Request, notice of prepayment or other notice, demand, communication, information, document or other material provided by or on behalf of any Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by any Borrower to the Administrative Agent through an Approved Borrower Portal, in each case to the extent arrangements for doing so have been approved by the Agent. (b) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each Lender and each Borrower acknowledges and agrees that (i) the distribution of material through an electronic medium is not necessarily secure, (ii) the Agent is not responsible for approving or vetting administrators, representatives, or contacts of the Borrowers added to the Approved Borrower Portal, and (iii) there may be confidentiality and other risks associated with such distribution. Each Lender and each Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT, THE ARRANGERS, THE SYNDICATION AGENTS AND ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, THE “APPLICABLE PARTIES”) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY BORROWER, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.

52 ARTICLE 8. CHANGE IN CIRCUMSTANCES Section 8.01 Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 8.01, if: (i) the Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Advance, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Relevant Screen Rate is not available or published on a current basis) for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the Adjusted Daily Simple RFR; or (ii) the Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Advance, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Advance for such Interest Period or (B) at any time, the Adjusted Daily Simple RFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Advance; then the Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Conversion/Continuation Notice in accordance with the terms of Section 2.02.4 or a new Borrowing Notice in accordance with the terms of Section 2.02.3, any Conversion/Continuation Notice that requests the conversion of any Advance to, or continuation of any Advance as, a Term Benchmark Advance and any Borrowing Notice that requests a Term Benchmark Advance shall instead be deemed to be a Conversion/Continuation Notice or a Borrowing Notice, as applicable, for (x) an RFR Advance so long as the Adjusted Daily Simple RFR is not also the subject of Section 8.01(a)(i) or (ii) above or (y) a Base Rate Advance if the Adjusted Daily Simple RFR also is the subject of Section 8.01(a)(i) or (ii) above; provided that, if the circumstances giving rise to such notice affect only one Type of Advance, then all other Types of Advances shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Company’s receipt of the notice from the Agent referred to in this Section 8.01(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Conversion/Continuation Notice in accordance with the terms of Section 2.02.4 or a new Borrowing Notice in accordance with the terms of Section 2.02.3, (A) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Agent to, and shall constitute, (x) an RFR Advance so long as the Adjusted Daily Simple RFR is not also the subject of Section 8.01(a)(i) or (ii) above or (y) a Base Rate Advance if the Adjusted Daily Simple RFR also is the subject of Section 8.01(a)(i)

53 or (ii) above, on such day and (B) any RFR Loan shall on and from such day be converted by the Agent to, and shall constitute, a Base Rate Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 8.01, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 8.01. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided

54 a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower may revoke any request for (i) a Term Benchmark Advance conversion to or continuation of Term Benchmark Loans to be made, converted or continued or (ii) a RFR Advance or conversion to RFR Loans, during any Benchmark Unavailability Period and, failing that, such Borrower will be deemed to have converted any request for a Term Benchmark Advance or RFR Advance, as applicable, into a request for an Advance of or conversion to (A) solely with respect to any such request for a Term Benchmark Advance, an RFR Advance so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (B) a Base Rate Advance if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 8.01, (A) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Agent to, and shall constitute, (x) an RFR Advance so long as the Adjusted Daily Simple RFR is not the subject of a Benchmark Transition Event or (y) a Base Rate Advance if the Adjusted Daily Simple RFR is the subject of a Benchmark Transition Event, on such day and (B) any RFR Loan shall on and from such day be converted by the Agent to, and shall constitute, a Base Rate Loan. Section 8.02 [Reserved]. Section 8.03 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or (ii) impose on any Lender or the applicable offshore interbank market for Dollars any other condition, cost or expense (other than Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender;

55 and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan) by an amount deemed by such Lender to be material or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then, upon request of such Lender or other Recipient, the applicable Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such material additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity) by an amount deemed by such Lender to be material, then from time to time the applicable Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such material reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 8.03 shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay, or cause the applicable Borrowers to pay, such Lender the amount shown as due on any such certificate within 15 days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 8.03 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section 8.03 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof . Section 8.04 Taxes. (a) Defined Terms. For purposes of this Section 8.04, the term “applicable law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any payment by a withholding agent, then the applicable

56 withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 8.04) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrowers. The applicable Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrowers. The applicable Borrowers shall indemnify each Recipient, within 15 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 8.04) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of such Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.06(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 8.04, such Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Company and the Agent, at the time or times reasonably requested by the Company

57 or the Agent, such properly completed and executed documentation reasonably requested by the Company or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Agent as will enable the Company or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 8.04(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Borrower: (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section

58 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that, if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to such Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by such Borrower or the Agent as may be necessary for such Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund (or credit in lieu of a refund) of any Taxes as

59 to which it has been indemnified pursuant to this Section 8.04 (including by the payment of additional amounts pursuant to this Section 8.04), it shall pay to the indemnifying party an amount equal to such refund or credit in lieu of a refund (but only to the extent of indemnity payments made under this Section 8.04 with respect to the Taxes giving rise to such refund or credit in lieu of a refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of a refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund or credit in lieu of a refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 8.04 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document Section 8.05 Base Rate Loans Substituted for Affected Loans. If (a) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Term Benchmark Loans has been suspended pursuant to Section 8.01.1 or any Lender has demanded compensation under Section 8.03 or 8.04 with respect to its Term Benchmark Loans, and in any such case the applicable Borrower shall, by at least five Business Days’ prior notice to such Lender through the Agent, have elected that the provisions of this Section 8.05 shall apply to such Lender, then, unless and until such Lender notifies such Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Term Benchmark Loans shall instead be Base Rate Loans in Dollars on which interest and principal shall be payable contemporaneously with the related Term Benchmark Loans of the other Lenders. If such Lender notifies the applicable Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan in Dollars shall be converted into a Term Benchmark Loan on the first day of the next succeeding Interest Period applicable to the related Term Benchmark Loans of the other Lenders. Section 8.06 Mitigation of Obligations. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 8.03, or requires the applicable Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 8.04, then such Lender shall (at the request of such Borrower) use

60 reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 8.03 or 8.04, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The applicable Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Substitution of Lenders. If any Lender (i) has demanded compensation pursuant to Section 8.03 or 8.04, (ii) becomes a Defaulting Lender, (iii) rejects the designation of a Subsidiary as an Eligible Subsidiary if such designation of a Subsidiary as an Eligible Subsidiary has otherwise been approved by the Required Lenders or (iv) in connection with any proposed amendment, waiver or consent requiring the consent of “all the Lenders” or “all the Lenders directly affected thereby” (or any other class or group of Lenders other than the Required Lenders) with respect to which Required Lender consent, the consent of a majority of the Lenders or a majority of the Lenders directly affected thereby, or the majority of the Lenders of such other class, as applicable, has been obtained, as applicable, is a non-consenting Lender, then the Company shall have the right to designate an Assignee which is not an affiliate of the Company to purchase for cash, pursuant to an Assignment and Assumption Agreement, the Outstanding Credit Exposure and Commitment of such Lender and to assume all of such Lender’s other rights and obligations hereunder without recourse to or warranty by such Lender, for a purchase price equal to the principal amount of all of such Lender’s Outstanding Credit Exposure plus the compensation then due and payable pursuant to Section 8.03 or 8.04. ARTICLE 9. MISCELLANEOUS Section 9.01 Notices; Electronic Communications. (a) All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission, email or similar writing) and shall be given to such party: (i) if to any Borrower, to it c/o Emerson Electric Co., 8027 Forsyth Blvd., Clayton, Missouri 63105, Attention of Jim Thomasson (email: jim.thomasson@emerson.com; Telephone No. (314) 553-1128); (ii) if to the Agent, (A) if to the Agent from any Borrower, to JPMorgan Chase Bank, N.A. at the address, facsimile and email separately provided by the Agent to the Borrower for such purpose, and (B) if to the Agent from the Lenders, to JPMorgan Chase Bank, N.A. at the address, facsimile and email separately provided by the Agent to the Lenders for such purpose; (iii) in the case of any other Lender, at its address, facsimile or email set forth in its Administrative Questionnaire; or

61 (iv) in the case of any party, such other address, facsimile or email as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (A) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section 9.01 and confirmation of receipt is received, (B) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (C) if given by any other means, when delivered at the address specified in this Section 9.01; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received. (b) In addition to the foregoing, notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites) pursuant to procedures approved by the Agent or as otherwise determined by the Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article 2 (in which case such Lender shall be entitled to receive hard copies of such notices or communications) if such Lender has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or the Company may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it or as it otherwise determines; provided that such determination or approval may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided further that the Agent, the Company or any Lender party hereto may specify multiple e-mail addresses for receipt of any notices or communications by such means, and receipt by any one of such multiple e-mail addresses as set forth above shall be deemed to have been received by the Agent, the Company or such Lender, as the case may be. (c) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto or, in the case of any Lender, by notice to the Agent and the Company. Section 9.02 No Waivers. No failure or delay in exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Section 9.03 Expenses; Indemnification.

62 (a) The Company shall pay (i) all reasonable out-of-pocket expenses of the Agent, including reasonable fees and disbursements of counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and each Lender, including the reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. (b) The Company agrees to indemnify the Agent, each Arranger and each Lender, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an “Indemnitee”) and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any Commitment hereunder or any actual or proposed use of proceeds of Credit Extensions hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder (i) for the gross negligence or willful misconduct of such Indemnitee or any of its Controlled Related Parties or in connection with a material breach in bad faith by such Indemnitee or any of its Controlled Related Parties of its obligations under this Agreement or any other Loan Document, in each case, as determined by a court of competent jurisdiction by a final and nonappealable judgment or (ii) to the extent such losses, damages, costs and expenses arise from a claim that does not involve any action or omission by the Company or any of its Affiliates and is solely among Indemnitees (or their Controlled Related Parties) (other than any claims against an Indemnitee in its capacity as the Agent or an Arranger). As used above, a “Controlled Related Party” of an Indemnitee means (1) any Controlling Person or Controlled Affiliate of such Indemnitee, (2) the respective directors, officers or employees of such Indemnitee or any of its Controlling Persons or Controlled Affiliates and (3) the respective agents, advisors or representatives of such Indemnitee or any of its Controlling Persons or Controlled Affiliates, in the case of this clause (3), acting at the instructions of such Indemnitee, Controlling Person or Controlled Affiliate. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any of the Agent, each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called a “Lender- Related Person”) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) other than, in each case, for direct or actual damages resulting from such Lender-Related Person’s gross negligence or willful misconduct, in each case as determined by a final and non-appealable judgment of a court of competent jurisdiction. To the extent permitted by applicable law, no Lender-Related Person shall assert against any Borrower or its Related Parties and no Borrower shall assert against any Lender-Related Person, and each Lender-Related Person and each Borrower hereby waives, any claim on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds

63 thereof; provided that, nothing in this clause (c) shall relieve the Company of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. Section 9.04 Sharing of Set-Offs. Each Lender agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest then due and payable with respect to any Credit Extension held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of principal and interest then due and payable with respect to any Credit Extension held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Credit Extensions held by the other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest then due and payable with respect to the Credit Extensions held by the Lenders shall be shared by the Lenders pro rata; provided that nothing in this Section 9.04 shall impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Borrower other than its indebtedness hereunder. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Credit Extension, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation. Section 9.05 Amendments and Waivers. Any provision of this Agreement or the Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Lenders (or the Agent with the consent of the Required Lenders) (other than other than any amendment as set forth in Section 2.24 in connection with the addition of a Subsidiary Borrower which amendment shall be in writing and signed by the Company and the Agent (acting in consultation with the Lenders)); provided that no such amendment or waiver shall: (a) (x) unless signed by all the Lenders directly affected thereby, (i) increase or decrease the Commitment of any Lender (except for a ratable decrease in the Commitments of all the Lenders) or subject any Lender to any additional obligation, (ii) reduce the principal of or, except as set forth in Section 2.10 or Section 8.01(b) and (c), rate of interest on any Loan or any fees hereunder or (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for the termination of any Commitment or (y) unless signed by each Lender, (i) change the percentage of the Commitments or the Aggregate Outstanding Credit Exposure which shall be required for the Lenders or any of them to take any action under this Section 9.05 or any other provision of this Agreement, (ii) change Section 9.04 in a manner that would alter the pro rata sharing of payments required thereby, (iii) change any of the provisions of this Section 9.05 or (iv) release the Company from its obligations under Article 10; or (b) unless signed by a Designated Lender or its Designating Lender, subject such Designated Lender to any additional obligation or affect its rights hereunder (unless the rights of all the Lenders hereunder are similarly affected).

64 No amendment of any provision of this Agreement affecting the rights or duties of the Agent shall be effective without the written consent of the Agent, and no amendment, waiver or modification of Section 2.23 shall be effective without the written consent of the Agent. Notwithstanding anything herein to the contrary, as to any amendment or amendment and restatement otherwise approved in accordance with this Section 9.05, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment or amendment and restatement, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective. Section 9.06 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Lenders. (b) Any Lender may at any time grant to one or more banks or other institutions (each a “Participant”), other than an Ineligible Institution, participating interests in its Commitment or any or all of its Outstanding Credit Exposure. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to the Company and the Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement described in Section 9.05(a)(x)(i), (ii), or (iii) without the consent of the Participant. Each Borrower agrees that each Participant shall be entitled to the benefits of Article 8 (in the case of Section 8.04, subject to the requirements and limitations therein, including the requirements under Section 8.04(g) (it being understood that the documentation required under Section 8.04(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph of this Section 9.06; provided that such Participant (A) agrees to be subject to the provisions of Section 8.06 as if it were an assignee under paragraph (b) of this Section 9.06; and (B) shall not be entitled to receive any greater payment under Section 8.03 or Section 8.04, with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 8.06(b) with respect to any Participant. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b). Each Lender that sells a participation shall, acting solely for

65 this purpose as a non-fiduciary agent of each Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Treasury Regulations Section 5f.103-1(c) and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (c) Any Lender may at any time assign to one or more banks or other institutions (each an “Assignee”), other than an Ineligible Institution, all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of all, of its rights and obligations under this Agreement and any Loan Document, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and such transferor Lender, with (and subject to) the subscribed consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Company and the Agent; provided that (i) the Company’s consent shall not be required (x) if an Event of Default pursuant to Section 6.01(a), (f) or (g) has occurred and is continuing or (y) for an assignment to a Lender or an Affiliate of a Lender and (ii) the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within 10 Business Days. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be a Lender party to this Agreement with respect to the interest assigned and shall have all the rights and obligations of a Lender with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Lender, the Agent and the Company shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment (other than an assignment to an affiliate of the transferor Lender), the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500. The Assignee shall deliver to the Company and the Agent the forms required by Section 8.04(g). The Agent, acting solely for this purpose as an agent of the Company, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and each Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything herein to the

66 contrary, no Assignee, with respect to which the Company shall not have provided consent to the applicable assignment, shall be entitled to receive any greater payment under Section 8.03 or 8.04, with respect to any Commitments or Loans, than its assigning Lender would have been entitled to receive. (d) Any Lender may at any time assign all or any portion of its rights under this Agreement and its Note, if any, to a Federal Reserve Bank or any central bank having jurisdiction over such Lender. No such assignment shall release the transferor Lender from its obligations hereunder. Section 9.07 Designated Lenders. (a) Subject to the provisions of this Section 9.07(a), any Lender may from time to time elect to designate an Eligible Designee to provide all or a portion of the Ratable Loans to be made by such Lender pursuant to this Agreement; provided that such designation shall not be effective unless the Company and the Agent consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. When a Lender and its Eligible Designee shall have signed an agreement substantially in the form of Exhibit D hereto (a “Designation Agreement”) and the Company and the Agent shall have signed their respective consents thereto, such Eligible Designee shall become a Designated Lender for purposes of this Agreement. The Designating Lender shall thereafter have the right to permit such Designated Lender to provide all or a portion of the Ratable Loans to be made by such Designating Lender pursuant to Section 2.01, and the making of such Ratable Loans or portions thereof shall satisfy the obligation of the Designating Lender to the same extent, and as if, such Ratable Loans or portion thereof were made by the Designating Lender. As to any Ratable Loans or portion thereof made by it, each Designated Lender shall have all the rights that a Lender making such Ratable Loans or portion thereof would have had under this Agreement and otherwise; provided that its voting rights under this Agreement shall be exercised solely by its Designating Lender and its Designating Lender shall remain solely responsible to the other parties hereto for the performance of its obligations under this Agreement, including its obligations in respect of the Ratable Loans or portion thereof made by it. No additional Note shall be required to evidence Ratable Loans or portions thereof made by a Designated Lender; and the Designating Lender shall be deemed to hold its Note, if any, as agent for its Designated Lender to the extent of the Ratable Loans or portion thereof funded by such Designated Lender. Each Designating Lender shall act as administrative agent for its Designated Lender and give and receive notices and other communications on its behalf. Any payments for the account of any Designated Lender shall be paid to its Designating Lender as administrative agent for such Designated Lender and neither the Company nor the Agent shall be responsible for any Designating Lender’s application of such payments. In addition, any Designated Lender may (i) with notice to, but without the prior written consent of the Company or the Agent, assign all or portions of its interest in any Ratable Loans to its Designating Lender or to any financial institutions consented to by the Company and the Agent providing liquidity and/or credit facilities to or for the account of such Designated Lender to support the funding of Ratable Loans or portions thereof made by such Designated Lender and (ii) disclose on a confidential basis any non-public information relating to its Ratable Loans or portions thereof to any rating agency, commercial paper dealer or provider of any guarantee, surety, credit or liquidity enhancement to such Designated Lender to the extent permitted by Section 9.09.

67 (b) Each party to this Agreement agrees that it will not institute against, or join any other Person in instituting against, any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after all outstanding senior indebtedness of such Designated Lender is paid in full. The Designating Lender for each Designated Lender agrees to indemnify, save, and hold harmless each other party hereto for any loss, cost, damage and expense arising out of its inability to institute any such proceeding against such Designated Lender. This Section 9.07(b) shall survive the termination of this Agreement. Section 9.08 Collateral. Each of the Lenders represents to the Agent and each of the other Lenders that it in good faith is not relying upon any “margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement. Section 9.09 Confidentiality. The Agent and the Lenders each agree to hold any confidential information (other than, for the avoidance of doubt, information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry) which it may receive from the Company in connection with this Agreement (“Information”) in confidence, except for disclosure (a) to its affiliates and to its and its affiliates’ partners, directors, officers, employees and agents and to the Agent and any other Lender and their respective affiliates, (b) to legal counsel, accountants, and other advisors to such Lender or to a Participant or Assignee to which disclosure would be permitted under clause (f)(ii) below (it being understood that, to the extent such Persons do not have fiduciary duties of confidentiality to the Agent or the Lender making such disclosure, such Persons will be informed of the confidential nature of such information and instructed to keep such information confidential), (c) to regulatory officials, (d) to any Person as requested pursuant to or as required by law, regulation, or legal process, (e) in connection with any legal proceeding relating hereto or to the exercise of remedies or the enforcement or rights hereunder, (f)(i) to its actual or prospective contractual counterparties in swap agreements relating to any Borrower and its obligations or to legal counsel, accountants and other advisors to such counterparties or (ii) to prospective Participants and Assignees, in each case that agree in writing to be bound by this Section 9.09 or similar confidentiality provisions, (g) to rating agencies if requested or required by such agencies in connection with a rating relating to the Advances hereunder and (h) to any credit insurance provider relating to any Borrower and its Obligations. Each Borrower agrees that from and after the Effective Date the terms of this Section 9.09 shall set forth the entire agreement between such Borrower and each Lender (including the Agent) with respect to any confidential information previously or hereafter received by such Lender in connection with this Agreement, and this Section 9.09 shall supersede any and all prior confidentiality agreements entered into by such Lender with respect to such confidential information. EACH LENDER ACKNOWLEDGES THAT “INFORMATION” (AS DEFINED IN THIS SECTION 9.09) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY, ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH

68 THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY OR THE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON- PUBLIC INFORMATION ABOUT THE COMPANY, ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE COMPANY AND THE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. For the avoidance of doubt, nothing in this Section 9.09 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.09 shall be prohibited by the laws or regulations applicable to such Regulatory Authority. Section 9.10 USA PATRIOT ACT. Each Lender that is subject to the requirements of the Patriot Act and the requirements of the Beneficial Ownership Regulation hereby notifies each Borrower that, pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the such Borrower, which information includes the name, address and tax identification number of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation and other applicable “know your customer” and anti-money laundering rules and regulations. Section 9.11 Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. Section 9.12 Waiver of Jury Trial. EACH BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING

69 INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATING TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. Section 9.13 Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.01, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be; provided that nothing herein shall require the Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided further that, without limiting the foregoing, (i) to the extent the Agent has agreed to accept any Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company or any other Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Company and each other Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders, the Company and the other Borrowers, Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the

70 form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Company and/or any other Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Section 9.14 No Fiduciary Duty. Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations with respect to the Loan Documents and transactions contemplated thereby except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to such Borrower with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, such Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising such Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto. Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, such Borrower, its Subsidiaries and other companies with which such Borrower or any of its Subsidiaries may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which such Borrower or any of its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information

71 obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with any Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to such Borrower or any of its Subsidiaries, confidential information obtained from other companies. Section 9.15 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 9.16 Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Each Subsidiary Borrower irrevocably designates and appoints the Company, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 9.11 in the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof. The Company hereby represents, warrants and confirms that the Company has agreed to accept such appointment. Said designation and appointment shall be irrevocable by each such Subsidiary Borrower until all Loans, all reimbursement obligations, interest thereon and all other amounts payable by such Subsidiary Borrower hereunder and under the other Loan Documents shall have been paid in full in accordance with the provisions hereof and thereof and such Subsidiary Borrower shall have been terminated as

72 a Borrower hereunder pursuant to Section 2.24. Each Subsidiary Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.11 in the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, by service of process upon the Company as provided in this Section 9.16; provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company and (if applicable to) such Subsidiary Borrower at its address set forth in the Borrowing Subsidiary Agreement to which it is a party or to any other address of which such Subsidiary Borrower shall have given written notice to the Agent (with a copy thereof to the Company). Each Subsidiary Borrower irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Subsidiary Borrower in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such Subsidiary Borrower. To the extent any Subsidiary Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), each Subsidiary Borrower hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 9.17 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for agreements in respect of Derivatives Obligations or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were

73 governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 9.18 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.18 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. ARTICLE 10. COMPANY GUARANTEE In order to induce the Lenders to extend credit to the Borrowers hereunder and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company hereby absolutely and irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the payment when and as due of the Obligations of the Subsidiary Borrowers (collectively, the “Guaranteed Obligations”). The Company further agrees that the due and punctual payment of such Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any such Guaranteed Obligation. The Company waives presentment to, demand of payment from and protest to any Subsidiary of any of the Guaranteed Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company under this Article 10 shall not be affected by (a) the failure of the Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any Subsidiary under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Guaranteed Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, any other Loan Document or any other agreement (other than to the extent provided for in any express, written release, amendment, modification or waiver with respect to any of this Article 10 made in accordance with Section 9.05); (d) any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations; (e) the failure of the Agent (or any applicable Lender) to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any; (f) any change in the corporate, partnership or other existence, structure or ownership of any Subsidiary or any other guarantor of any of the Guaranteed Obligations; (g) the

74 enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against any Subsidiary or any other guarantor of any of the Guaranteed Obligations, for any reason related to this Agreement, any other Loan Document, or any provision of applicable law, decree, order or regulation of any jurisdiction purporting to prohibit the payment by such Subsidiary or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of a guarantor as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation. The Company further agrees that its agreement hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Agent or any Lender to any balance of any deposit account or credit on the books of the Agent or any Lender in favor of any Subsidiary or any other Person. The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set- off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations or otherwise. The Company further agrees that its obligations hereunder shall constitute a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation (including a payment effected through exercise of a right of setoff) is rescinded, or is or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Subsidiary or otherwise (including pursuant to any settlement entered into by a holder of Guaranteed Obligations in its discretion). In furtherance of the foregoing and not in limitation of any other right which the Agent or any Lender may have at law or in equity against the Company by virtue hereof, upon the failure of any Subsidiary to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Agent or any Lender, forthwith pay, or cause to be paid, to the Agent or such Lender in cash an amount equal to the unpaid principal amount of the Guaranteed Obligations then due, together with accrued and unpaid interest thereon. The Company further agrees that if payment in respect of any Guaranteed Obligation shall be due at a place of payment other than New York or Chicago and if, by reason of any Change in Law, disruption of currency or foreign exchange markets, war or civil disturbance or other similar event, payment of such Guaranteed Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of the Agent or any Lender, disadvantageous to the Agent or such Lender in any material respect, then, at the election of the Agent or such Lender, the Company shall make payment of such Guaranteed Obligation in New York or such other payment

75 office as is designated by the Agent or such Lender and, as a separate and independent obligation, shall indemnify the Agent and such Lender, as applicable, against any losses or reasonable out-of- pocket expenses that it shall sustain as a result of such alternative payment. Upon payment by the Company of any sums as provided above, all rights of the Company against any Subsidiary arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations owed by such Subsidiary. Nothing shall discharge or satisfy the liability of the Company hereunder except the full performance and payment in cash of the Guaranteed Obligations. [signature pages follow]

Emerson Electric Co. 364-Day Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. EMERSON ELECTRIC CO. By: /s/ Michael J. Baughman Name: Michael J. Baughman Title: Executive Vice President, Chief Financial Officer & Chief Accounting Officer By: /s/ James H. Thomasson Name: James H. Thomasson Title: Vice President & Treasurer

Emerson Electric Co. 364-Day Credit Agreement JPMORGAN CHASE BANK, N.A., as Agent and as a Lender By: /s/ Oswin Joseph Name: Oswin Joseph Title: Executive Director

Emerson Electric Co. 364-Day Credit Agreement BANK OF AMERICA, N.A., as a Lender By: /s/ Kathryn DuFour Name: Kathryn DuFour Title: Vice President

Emerson Electric Co. 364-Day Credit Agreement CITIBANK, N.A., as a Lender By: /s/ Susan M. Olsen Name: Susan M. Olsen Title: Vice President

Emerson Electric Co. 364-Day Credit Agreement GOLDMAN SACHS BANK USA, as a Lender By: /s/ Jonathan Dworkin Name: Jonathan Dworkin Title: Authorized Signatory

Emerson Electric Co. 364-Day Credit Agreement BARCLAYS BANK PLC, as a Lender By: /s/ Charlene Saldanha Name: Charlene Saldanha Title: Director

Emerson Electric Co. 364-Day Credit Agreement BNP PARIBAS, as a Lender By: /s/ Anita Ogbara Name: Anita Ogbara Title: Managing Director By: /s/ Norman Miller Name: Norman Miller Title: Vice President

Emerson Electric Co. 364-Day Credit Agreement DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Annie Chung Name: Annie Chung Title: Managing Director By: /s/ Marko Lukin Name: Marko Lukin Title: Vice President

Emerson Electric Co. 364-Day Credit Agreement HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Casey Klepsch Name: Casey Klepsch Title: Senior Vice President

Emerson Electric Co. 364-Day Credit Agreement WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Peter Williams Name: Peter Williams Title: Vice President

Emerson Electric Co. 364-Day Credit Agreement ROYAL BANK OF CANADA, as a Lender By: /s/ Matt Boland Name: Matt Boland Title: Senior Director

Emerson Electric Co. 364-Day Credit Agreement STANDARD CHARTERED BANK, as a Lender By: /s/ Kevin Garrow Name: Kevin Garrow Title: Managing Director

Emerson Electric Co. 364-Day Credit Agreement U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ John M. Owens Name: John M. Owens Title: Vice President

Emerson Electric Co. 364-Day Credit Agreement BANK OF CHINA LIMITED, CHICAGO BRANCH, as a Lender By: /s/ Libo Sun Name: Libo Sun Title: SVP & Branch Manager

Emerson Electric Co. 364-Day Credit Agreement DBS BANK LTD., as a Lender By: /s/ Lim Sok Hoon Name: Lim Sok Hoon Title: Assistant Vice President

Emerson Electric Co. 364-Day Credit Agreement NORDEA BANK ABP, NEW YORK BRANCH, as a Lender By: /s/ Anders Holmgaard Name: Anders Holmgaard Title: Executive Director, Head of Corporate Banking Nordea New York By: /s/ Ola Anderssen Name: Ola Anderssen Title: Director, Client Executive

Emerson Electric Co. 364-Day Credit Agreement THE NORTHERN TRUST COMPANY, as a Lender By: /s/ Jack Stibich Name: Jack Stibich Title: Second Vice President

Emerson Electric Co. 364-Day Credit Agreement UBS AG, STAMFORD BRANCH, as a Lender By: /s/ Melanie Braunschweiler Name: Melanie Braunschweiler Title: Executive Director By: /s/ Muhammad Afzal Name: Muhammad Afzal Title: Director

PRICING SCHEDULE Level Index Debt Rating Base Rate Spread Term Benchmark Spread RFR Spread Facility Fee Rate I A/A2 or better 0 bps 83.5 bps 83.5 bps 4.0 bps II A-/A3 0 bps 94.0 bps 94.0 bps 6.0 bps III BBB+/Baa1 or below 5.0 bps 105.0 bps 105.0 bps 7.5 bps

SCHEDULE 1.1(a) COMMITMENT SCHEDULE Lender Commitment JPMorgan Chase Bank, N.A. $240,000,000 Bank of America, N.A. $240,000,000 Citibank, N.A. $240,000,000 Goldman Sachs Bank USA $240,000,000 Barclays Bank PLC $143,000,000 BNP Paribas $143,000,000 Deutsche Bank AG New York Branch $143,000,000 HSBC Bank USA, National Association $143,000,000 Wells Fargo Bank, National Association $143,000,000 Royal Bank of Canada $50,000,000 Standard Chartered Bank $50,000,000 U.S. Bank National Association $50,000,000 Bank of China Limited, Chicago Branch $35,000,000 DBS Bank Ltd. $35,000,000 Nordea Bank ABP, New York Branch $35,000,000 The Northern Trust Company $35,000,000 UBS AG, Stamford Branch $35,000,000 TOTAL $2,000,000,000

EXHIBIT A - Ratable Note RATABLE NOTE New York, New York _______________, 20__ For value received, [Emerson Electric Co., a Missouri corporation][Name and Jurisdiction of Subsidiary Borrower] (the “Borrower”), promises to pay to _________________________ (the “Lender”) the unpaid principal amount of each Ratable Loan made by the Lender to [the Borrowers][such Borrower] pursuant to the Credit Agreement referred to below on the Facility Termination Date. The Borrower promises to pay interest on the unpaid principal amount of each such Ratable Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in immediately available funds at the place specified pursuant to Article 2 of the Credit Agreement. All Ratable Loans made [to such Borrower] by the Lender, the respective types, currencies and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Ratable Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement. This note is one of the Ratable Notes referred to in the 364-Day Credit Agreement dated as of February 10, 2026 among Emerson Electric Co., the Subsidiary Borrowers party thereto from to time to time, the Lenders parties thereto, and JPMorgan Chase Bank, N.A., as Agent (as the same may be amended from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. [EMERSON ELECTRIC CO.][NAME OF SUBSIDIARY BORROWER] By: Name: Title:

RATABLE LOANS AND PAYMENTS OF PRINCIPAL Date Amount of Loan Type of Loan Amount of Principal Repaid Facility Termination Date Notation Made by

EXHIBIT B - Opinion of Special Counsel for the Company [Attached]

EXHIBIT C - Assignment and Assumption Agreement This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: 2. Assignee: [and is an affiliate of [identify Lender]1] 3. Borrowers: Emerson Electric Co. and certain Subsidiary Borrowers 4. Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement 1 Select as applicable.

2 5. Credit Agreement: The $2,000,000,000 364-Day Credit Agreement dated as of February 10, 2026 among Emerson Electric Co., the Subsidiary Borrowers from time to time party thereto, the financial institutions parties thereto, and JPMorgan Chase Bank, N.A., as Agent 6. Assigned Interest: Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans2 $ $ % $ $ % $ $ % Effective Date:____________________, 20___ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The Assignee agrees to deliver to the Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its related parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Title: 2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

3 [Consented to and]3 Accepted: JPMORGAN CHASE BANK, N.A., as Agent By: Title: [Consented to:]4 [NAME OF RELEVANT PARTY] By: Title: 3 To be added only if the consent of the Agent is required by the terms of the Credit Agreement. 4 To be added only if the consent of the Company is required by the terms of the Credit Agreement.

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or affiliates or any other Person obligated in respect of any Loan Document, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Company, any of its Subsidiaries or affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent, any Arranger, the Assignor or any other Lender or any of their respective Related Parties, and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by the Assignee with respect to its tax status pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, any Arranger, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2 2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D - Designation Agreement (Section 9.07) DESIGNATION AGREEMENT dated as of _________________, ____ Reference is made to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended from time to time, the “Credit Agreement”) among Emerson Electric Co., a Missouri corporation (the “Company”), the Subsidiary Borrowers party thereto from to time to time, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Agent (the “Agent”). Terms defined in the Credit Agreement are used herein with the same meaning. _________________ (the “Designator”) and _________________ (the “Designee”) agree as follows: (a) The Designator designates the Designee as its Designated Lender under the Credit Agreement and the Designee accepts such designation. (b) The Designator makes no representations or warranties and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by such Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto. (c) The Designee confirms that it is an Eligible Designee; appoints and authorizes the Designator as its administrative agent and attorney-in-fact and grants the Designator an irrevocable power of attorney to receive payments made for the benefit of the Designee under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that the Designee is obligated to deliver or has the right to receive thereunder; and acknowledges that the Designator retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment or waiver of any provision of the Credit Agreement, and agrees that the Designee shall be bound by all such votes, approvals, amendments and waivers and all other agreements of the Designator pursuant to or in connection with the Credit Agreement, all subject to Section 9.05(b) of the Credit Agreement. (d) The Designee confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 4.04 or delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; agrees that it will, independently and without reliance upon the Agent, the Designator or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement. The Designee acknowledges that it is subject to and bound by the confidentiality provisions of the Credit Agreement (except as provided in Sections 9.07(a) and 9.09 thereof). (e) Following the execution of this Designation Agreement by the Designator and the Designee and the consent hereto by the Company, it will be delivered to the Agent for its consent.

This Designation Agreement shall become effective when the Agent consents hereto or on any later date specified on the signature page hereof. (f) Upon the effectiveness hereof, (i) the Designee shall have the right to make Ratable Loans or portions thereof as a Lender pursuant to Section 2.02 of the Credit Agreement and the rights of a Lender related thereto and (ii) the making of any such Loans or portions thereof by the Designee shall satisfy the obligations of the Designator under the Credit Agreement to the same extent, and as if, such Loans or portions thereof were made by the Designator. (g) This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written. Effective Date*:__________, ____ [NAME OF DESIGNATOR] By: Name: Title: * This date should be no earlier than the date of the Agent’s consent hereto.

[NAME OF DESIGNATEE] By: Name: Title: The undersigned consent to the foregoing designation. EMERSON ELECTRIC CO. By: Name: Title: JPMORGAN CHASE BANK, N.A., as Agent By: Name: Title:

EXHIBIT E-1 – Tax Form U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emerson Electric Co. (the “Company”), the Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”), each lender from time to time party thereto and JPMorgan Chase Bank, National Association, as Agent. Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Agent and the Borrowers with a certificate of its non- U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Agent and (2) the undersigned shall have at all times furnished the Borrowers and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: DATE: __________ __, 20__

EXHIBIT E-2 – Tax Form U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emerson Electric Co. (the “Company”), the Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”), each lender from time to time party thereto and JPMorgan Chase Bank, National Association, as Agent. Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: DATE: __________ __, 20__

EXHIBIT E-3 – Tax Form U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emerson Electric Co. (the “Company”), the Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”), each lender from time to time party thereto and JPMorgan Chase Bank, National Association, as Agent. Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: DATE: __________ __, 20__

EXHIBIT E-4 – Tax Form U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emerson Electric Co. (the “Company”), the Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”), each lender from time to time party thereto and JPMorgan Chase Bank, National Association, as Agent. Pursuant to the provisions of Section 8.04 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: DATE: __________ __, 20__

EXHIBIT F-1 – Borrowing Subsidiary Agreement BORROWING SUBSIDIARY AGREEMENT BORROWING SUBSIDIARY AGREEMENT dated as of [_____] (this “Agreement”), among Emerson Electric Co., a Missouri corporation (the “Company”), [Name of Subsidiary Borrower], a [__________] (the “New Borrowing Subsidiary”), and JPMorgan Chase Bank, N.A. as administrative agent (the “Agent”). Reference is hereby made to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emerson Electric Co. (the “Company”), the Subsidiary Borrowers from time to time party thereto (collectively with the Company, the “Borrowers”), each lender from time to time party thereto and JPMorgan Chase Bank, National Association, as Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to certain Subsidiary Borrowers (collectively with the Company, the “Borrowers”), and the Company and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Subsidiary Borrower. In addition, the New Borrowing Subsidiary hereby authorizes the Company to act on its behalf as and to the extent provided for in Article 2 of the Credit Agreement. [Notwithstanding the preceding sentence, the New Borrowing Subsidiary hereby designates the following officers as being authorized to request Advances under the Credit Agreement on behalf of the New Borrowing Subsidiary and sign this Agreement and the other Loan Documents to which the New Borrowing Subsidiary is, or may from time to time become, a party: [______________].] Each of the Company and the New Borrowing Subsidiary represents and warrants that the representations and warranties of the Company in the Credit Agreement relating to the New Borrowing Subsidiary and this Agreement (except the representations and warranties set forth in Sections 4.04(b), 4.05, 4.06 and 4.08 of the Credit Agreement) are true and correct on and as of the date hereof, other than representations given as of a particular date, in which case they shall be true and correct as of that date. [INSERT OTHER PROVISIONS REASONABLY REQUESTED BY AGENT OR ITS COUNSELS] The Company agrees that the Guarantee of the Company contained in the Credit Agreement will apply to the Obligations of the New Borrowing Subsidiary. Upon execution of this Agreement by each of the Company, the New Borrowing Subsidiary and the Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Subsidiary Borrower” for all purposes thereof, and the New Borrowing Subsidiary hereby agrees to be bound by all provisions of the Credit Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement is a Loan Document under (and as defined in) the Credit Agreement. [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above. EMERSON ELECTRIC CO. By: _________________________________ Name: Title: [NAME OF NEW BORROWING SUBSIDIARY] By: _________________________________ Name: Title: JPMORGAN CHASE BANK, N.A., as Agent By: _________________________________ Name: Title:

EXHIBIT F-2 – Borrowing Subsidiary Termination BORROWING SUBSIDIARY TERMINATION JPMorgan Chase Bank, N.A. as Agent for the Lenders referred to below [__________] [__________] Attention: [__________] [Date] Ladies and Gentlemen: The undersigned, among Emerson Electric Co., a Missouri corporation (the “Company”), refers to the 364-Day Credit Agreement dated as of February 10, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Subsidiary Borrowers from time to time party thereto and JPMorgan Chase Bank, N.A., as Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby terminates the status of [______________] (the “Terminated Borrowing Subsidiary”) as a Subsidiary Borrower under the Credit Agreement. [The Company represents and warrants that no Loans made to the Terminated Borrowing Subsidiary are outstanding as of the date hereof and that all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees (and, to the extent notified by the Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof.] [The Company acknowledges that the Terminated Borrowing Subsidiary shall continue to be a Borrower until such time as all Loans made to the Terminated Borrowing Subsidiary shall have been prepaid and all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or fees (and, to the extent notified by the Agent or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement shall have been paid in full; provided that the Terminated Borrowing Subsidiary shall not have the right to make further Advances under the Credit Agreement.] This instrument shall be construed in accordance with and governed by the laws of the State of New York. [Signature Page Follows]

Very truly yours, EMERSON ELECTRIC CO. By: _________________________________ Name: Title: